Share Based Payments	9 Months Ended
Sep. 30, 2012
Share Based Payments [Abstract]
Share Based Payments

12. Share Based Payments - Equity incentive plan – Non-vested share awards

A summary of the activity for non-vested share awards, adjusted to give effect to the 10-for-1 reverse stock split that became effective on November 5, 2012 and the fractional share rounding resulted therefrom, as discussed in Note 11, is as follows:

	Number of Shares	Weighted Average Fair Value
Non vested, December 31, 2011	184,447	$30.90
Granted	9,800	6.31
Cancelled	(184)	38.67
Vested	(75,000)	37.10
Non vested, September 30, 2012	119,063	$12.68

The remaining unrecognized compensation cost amounting to $588,966 as of September 30, 2012, is expected to be recognized over the remaining weighted average period of 0.7 years, according to the contractual terms of those non-vested share awards.